Exhibit 24

POWER OF ATTORNEY

         Each of the undersigned Directors of PG&E Corporation hereby constitutes and appoints JANET C. LODUCA, LINDA Y.H. CHENG, BRIAN M. WONG, J. ELLEN CONTI, WONDY S. LEE, and ERIC A. MONTIZAMBERT, and each of them, as his or her attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his or her capacity as such Director of said corporation the Annual Report on Form 10-K for the year ended December 31, 2019 required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, we have signed these presents this 6th day of February 2020.

/s/ RICHARD R. BARRERA	/s/ DOMINIQUE MIELLE
Richard R. Barrera	Dominique Mielle

/s/ JEFFREY L. BLEICH	/s/ MERIDEE A. MOORE
Jeffrey L. Bleich	Meridee A. Moore

/s/ NORA MEAD BROWNELL	/s/ ERIC D. MULLINS
Nora Mead Brownell	Eric D. Mullins

/s/ CHERYL F. CAMPBELL	/s/ KRISTINE M. SCHMIDT
Cheryl F. Campbell	Kristine M. Schmidt

/s/ FRED J. FOWLER	/s/ WILLIAM L. SMITH
Fred J. Fowler	William L. Smith

/s/ WILLIAM D. JOHNSON	/s/ ALEJANDRO D. WOLFF
William D. Johnson	Alejandro D. Wolff

/s/ MICHAEL J. LEFFELL	/s/ JOHN M. WOOLARD
Michael J. Leffell	John M. Woolard

POWER OF ATTORNEY

         Each of the undersigned Directors of Pacific Gas and Electric Company hereby constitutes and appoints JANET C. LODUCA, LINDA Y.H. CHENG, BRIAN M. WONG, J. ELLEN CONTI, WONDY S. LEE, and ERIC A. MONTIZAMBERT, and each of them, as his or her attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his or her capacity as such Director of said corporation the Annual Report on Form 10-K for the year ended December 31, 2019 required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, we have signed these presents this 6th day of February 2020.

/s/ RICHARD R. BARRERA	/s/ DOMINIQUE MIELLE
Richard R. Barrera	Dominique Mielle

/s/ JEFFREY L. BLEICH	/s/ MERIDEE A. MOORE
Jeffrey L. Bleich	Meridee A. Moore

/s/ NORA MEAD BROWNELL	/s/ ERIC D. MULLINS
Nora Mead Brownell	Eric D. Mullins

/s/ CHERYL F. CAMPBELL	/s/ KRISTINE M. SCHMIDT
Cheryl F. Campbell	Kristine M. Schmidt

/s/ FRED J. FOWLER	/s/ WILLIAM L. SMITH
Fred J. Fowler	William L. Smith

/s/ WILLIAM D. JOHNSON	/s/ ANDREW M. VESEY
William D. Johnson	Andrew M. Vesey

/s/ MICHAEL J. LEFFELL	/s/ ALEJANDRO D. WOLFF
Michael J. Leffell	Alejandro D. Wolff

/s/ JOHN M. WOOLARD
John M. Woolard